UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): May 11, 2016

AVANT DIAGNOSTICS, INC.
(Exact name of registrant as specified in charter)

Nevada	000-54004	98-0583166
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

8561 East Anderson Drive, Suite 104

Scottsdale, AZ 85225

(Address of principal executive offices)

Registrant's telephone number, including area code: (480) 478-6660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets

Amarantus Diagnostics Acquisition

On May 11, 2016 (the "Effective Date"), Avant Diagnostics, Inc. (the "Company") entered into a Share Exchange Agreement (the "Exchange Agreement") among the Company, Amarantus Diagnostics, Inc., a Delaware corporation ("AMDX") and Amarantus Biosciences Holdings, Inc., a Delaware corporation (the "Shareholder"). Pursuant to the terms of the Exchange Agreement, the Company purchased 100% of the outstanding capital stock of AMDX from the Shareholder (the "AMDX Acquisition"). The AMDX Acquisition closed upon the execution of the Exchange Agreement. Gerald Commissiong, President and Chief Executive Officer of Shareholder, became a member of the Company's Board of Directors (the "Board") upon closing of the AMDX Acquisition.

The Company paid aggregate consideration of 80,000,000 shares of its common stock for the AMDX Acquisition (the "AMDX Consideration"). During the thirty-six (36) months from the Effective Date (the "Measurement Period"), if AMDX generates sales of at least five million dollars ($5,000,000) with respect to MSPrecise® during any consecutive 12-month period or twelve million dollars ($12,000,000) million cumulatively during the Measurement Period, the Company shall issue the Shareholder an additional 10,000,000 shares of its common stock. .Each share of Company common stock received in connection with the AMDX Acquisition shall be subject to a lock-up beginning on the Effective Date and ending on the earlier of (i) eighteen (18) months after such date or (ii) a Change in Control (as defined in the Exchange Agreement) or (iii) written consent of the parties to that certain escrow agreement entered into between the Company, AMDX, the Shareholder and certain creditors of the Shareholder.

At the end of the Lock-Up Period, in the event that the AMDX Consideration has a value equal to or less than $3,000,000 in the aggregate on the date the Lock-Up Period expires (based on the average closing "print' prices at 4:00 p.m. of the Company's common stock on the last five days prior to the date the Lock-Up Period expires as listed or quoted on any national securities exchange or over-the-counter market (including any tier maintained by the OTC Markets, Inc.), as the case may be (the "Lock-Up Termination Date Closing Price") multiplied by the AMDX Consideration) (the "Lock-Up Termination Date"), the Company shall issue Shareholder such number of additional shares of its common stock (the "Additional Common Stock") equal to the lesser of (i) 9.99% of the outstanding shares of the Company's common stock as of the Lock-Up Termination Date or (ii) the difference between $3,000,000 and the value of the AMDX Consideration as of the Lock-Up Termination Date divided by the Lock-Up Termination Date Closing Price. Notwithstanding the foregoing, in lieu of issuance any Additional Common Stock, the Company may, in its sole discretion, pay to the Shareholder an amount in cash equal to the aggregate value of the Additional Common Stock to be issued. So long as the Shareholder hold any shares of Additional Common Stock, at any meeting of the stockholders of the Company or any written action by consent of stockholders of the Company called for any matter, unless otherwise directed in writing by the Company, Shareholder shall vote or shall cause to be voted any issued and outstanding shares of Additional Common Stock owned by Shareholder as of the record date with respect to such meeting or consent as requested by the Company's chief executive officer.

AMDX owns the rights to MSPrecise®, a proprietary next-generation DNA sequencing (NGS) assay for the identification of patients with relapsing-remitting multiple sclerosis (RRMS) at first clinical presentation, has an exclusive worldwide license to the Lymphocyte Proliferation test (LymPro Test®) for Alzheimer's disease, which was developed by Prof. Thomas Arendt, Ph.D., from the University of Leipzig, and owns intellectual property for the diagnosis of Parkinson's disease (NuroPro).

2

The Exchange Agreement includes customary representations, warranties and covenants of the Company, AMDX and the Shareholder made solely for the benefit of the parties to the Exchange Agreement. The assertions embodied in those representations and warranties were made solely for purposes of the contract among the Company, AMDX and the Shareholder and may be subject to important qualifications and limitations agreed to by the Company, AMDX and the Shareholder in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes of allocating risk among the Company, AMDX and the Shareholder rather than establishing matters as facts. Investors are not third-party beneficiaries under the Exchange Agreement and should not rely on the representations, warranties and covenants in the Exchange Agreement or any description thereof as characterizations of the actual state of facts of the Company, AMDX and the Shareholder or any of their respective subsidiaries or affiliates.

In connection with the Exchange Agreement, on the Effective Date, the Company issued a convertible promissory note to Shareholder pursuant to which the Shareholder purchased a note with aggregate principal amount of $50,000 for an aggregate purchase price of $50,000 (the "Note"). The Note bears interest at 12% per annum and matures one year from the date of issuance. The Note will be convertible at the option of the Investor at any time into shares of common stock, at an initial conversion price equal to $0.20, subject to adjustment. The conversion price of the Note is subject to customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like. The Investor has contractually agreed to restrict its ability to convert the Note such that the number of shares of the Company common stock held by the Investor and their affiliates after such conversion does not exceed 4.99% of the Company's then issued and outstanding shares of common stock. The proceeds of the Note were used to fund working capital of THI (as defined below) prior to the closing of the THI Acquisition (as defined below). As of the date hereof, the Company is obligated on $50,000 face amount of the Note issued to the Shareholder. The Note is a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

Theranostics Health Acquisition

On the Effective Date, the Company entered into an Asset Purchase Agreement (the "Purchase Agreement") between the Company and Theranostics Health, Inc., a Delaware corporation ("THI"). Pursuant to the terms of the Purchase Agreement, the Company purchased substantially all of the assets related to THI's business. In addition, the Company assumed (i) all accounts payable of THI to third parties in connection with THI's business (ii) all liabilities in respect of the contracts assumed from or related to the acquired assets in respect of the periods before, on or after the closing date, but only to the extent that such liabilities and obligations thereunder are required to be performed after the closing date, were incurred in the ordinary course of business and do not relate to any failure to perform, improper performance, warranty or other breach, default or violation by THI on or before the Effective Date, and (iii) the promissory note in the amount of $400,000 from THI to Shareholder, dated February 29, 2016, (iv) liabilities of the seller related to present and former employees, (v) THI's obligations under that certain Lease Agreement dated January 29, 2016 (the "Lease") for approximately four thousand six hundred ninety-eight (4,698) rentable square feet of office space located at 217 Perry Parkway, Suite 8, Gaithersburg, Maryland 20877, as more particularly described in said Lease, and (v) such other liabilities as set forth in the Purchase Agreement (the "THI Acquisition"). The THI Acquisition closed upon the execution of the Purchase Agreement.

The Company paid aggregate consideration of 25,000,000 shares of its common stock for the THI Acquisition (the "THI Consideration"). Each share of Avant common stock received in connection with the THI Acquisition shall be subject to a lock-up beginning on the Effective Date and ending on the earlier of (i) eighteen (18) months after such date or (ii) a Change in Control (as defined in the Purchase Agreement) or (iii) written consent of the Company, at the Company's sole discretion.

3

THI is a leading developer of proteomic technologies for measuring the activation status of key signaling pathways that are instrumental in the development of companion diagnostics for molecular-targeted therapies. THI has used these proteomic technologies to support the drug development programs of most major pharmaceutical and biotechnology drug development companies. THI is also providing these testing capabilities to clinical oncologists to advance personalized medicine through its TheraLink® Diagnostic Assays.

The Purchase Agreement includes customary representations, warranties and covenants of the Company, and THI made solely for the benefit of the parties to the Purchase Agreement. The assertions embodied in those representations and warranties were made solely for purposes of the contract among the Company and THI and may be subject to important qualifications and limitations agreed to by the Company and THI in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes of allocating risk among the Company and THI rather than establishing matters as facts. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants in the Purchase Agreement or any description thereof as characterizations of the actual state of facts of the Company and THI or any of their respective subsidiaries or affiliates.

The foregoing information is a summary of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached as exhibits to this Current Report on Form 8-K. Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information reported above under Item 1.01 of this Current Report on Form 8-K regarding the Note is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

The information reported above under Item 1.01 of this Current Report on Form 8-K regarding the AMDX Consideration, the Note and the THI Consideration is incorporated herein by reference.

The AMDX Consideration, the THI Consideration and the Note described above were not registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) or other appropriate exemptions promulgated under the Securities Act. This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

4

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On the Effective Date, the board of directors of the Company appointed Gerald Commissiong as a director of the Company, effective immediately. Mr. Commissiong does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer. In connection with the transactions contemplated by the Exchange Agreement, the Shareholder has the right to appoint up to two (2) investors to the Company's board of directors. Mr. Commissiong is the President and CEO of the Shareholder. There are no transactions in which Mr. Commissiong has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Commissiong has not entered into any material plan, contract or arrangement in connection with his appointment as an executive officer.

Mr. Commissiong has served as the Chief Operating Officer and a Director of the Shareholder since April of 2011. On October 23, 2011, Mr. Commissiong was appointed to serve as the Shareholder's Chief Executive Officer and President. Mr. Commissiong was the co-founder and President and Chief Executive Officer of the Shareholder, which was formerly known as CNS Protein Therapeutics, Inc. He played a significant role in sourcing the seed funding for the Company in 2008, assisted in developing a strategic corporate development pathway that involved the recruitment of relevant expertise, identification of appropriate development strategy, liaising with expertise to define development pathway, creation of a technological mitigation strategy and the identification of appropriate funding partners with a strategic interest in the Company's technology. Mr. Commissiong also recruited senior executives to the board to guide the Shareholder's growth and generated its official marketing materials, including investor brochures, corporate handouts, email newsletters and other materials necessary to raise awareness of the company. Prior to co-founding the Shareholder, Mr. Commissiong played professional football for the Calgary Stampeders of the Canadian Football League. Mr. Commissiong holds a B.S. degree in Management Science and Engineering with a focus on Financial Decisions from Stanford University. Mr. Commissiong is qualified to serve as Director because of his history with the Company and his management and leadership qualities. In addition, Mr. Commissiong skills and knowledge of the financial markets makes him invaluable to the Shareholder.

Item 8.01. Other Events.

On May 11, 2016, the Company issued a press release announcing the AMBS Acquisition and the THI Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report must be filed.

5

(b) Pro Forma Financial Information.

As permitted by Item 9.01(a)(4) of Form 8-K, the pro forma financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report must be filed.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

2.1	Share Exchange Agreement, dated May 11, 2016, by and between Avant Diagnostics, Inc., Amarantus Diagnostics, Inc. and Amarantus Biosciences Holdings, Inc.*

2.2	Asset Purchase Agreement, dated May 11, 2016, by and between Avant Diagnostics, Inc. and Theranostics Health, Inc.*

4.1	Convertible Promissory Note, dated May 11, 2016, issued to Amarantus Biosciences Holdings, Inc.

10.1	Assignment and First Amendment of Lease by and among Saul Holdings Limited Partnership, Theranostics Health, Inc. and Avant Diagnostics.

99.1	Press Release, dated May 12, 2016

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Avant will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANT DIAGNOSTICS, INC.

Date: May 17, 2016	By:	/s/ Gregg Linn
	Name:	Gregg Linn
	Title:	Chief Executive Officer

7